Exhibit 99.3

Dear Shareholder: A phrase you’ll commonly hear from C&N teammates is, “How might we?” When a challenge is identified, it takes an innovative mindset and approach to solve for it. This quarter, the world was not short on challenges. Although the general health impact of the pandemic continued to subside, despite a resurgence in cases due to new variants, the economic impact on the labor force, supply chains and inflation caused by the pandemic and government response is ongoing. Add in effects from the war in Ukraine and uncertainty is compounded. That said, the basic U.S. economy has been resilient and business activity during the quarter was solid. Our efforts to position C&N for growth required a “How might we” mindset and produced substantial growth in the commercial loan portfolio in all regions. Behind the strong performance reflected in the numbers that follow, the Team continued to advance the relationship model, made strides in positioning the wealth management business and accelerated C&N’s digital transformation. In the second quarter, credit quality metrics improved and commercial loan production has helped offset ban CN otes C&N Quarterly Report :: JULY 2022 Connect with us: Client Care Center: 1.877.838.2517 C&N Financial Services: 1.866.ASK.CNFS Wealth Management: 1.800.487.8784 cnbankpa.com President CEO challenges presented by the run- off of PPP revenues, the impact of higher interest rates on mortgage originations and sale revenues, and volatility in the equity markets. In our Southeast and Southcentral regions, we set ambitious goals for bringing wealth management services to customers, creating value for existing relationships and positioning for future growth. We expect these efforts to make tangible contributions as the year progresses. Investments in transforming technology and processes that will deliver near-term value while positioning C&N to scale our business efficiently are ongoing. Projects to migrate IT activities to the AWS cloud, improve internal processes through the Salesforce platform, simplify and connect lending activities to digital origination, complete the buildout of our data warehouse and implement enhanced data management tools are all advancing. Collectively, these efforts are creating a set of integrated systems that will enable our teams to serve customers – both internal and external – more productively. Inspire&Innovate Inspire&Innovate Carefull Introduces Vault and Trusted Contacts Carefull has expanded its security capabilities to further protect finances from scams, fraud, and money mistakes. Page 2 Trust&Protect Trust&Protect Weathering an Economic Storm Find out & prepare your finances for any uncertainty ahead with this interactive coaching session, free to you through a partnership between Banzai and C&N. Page 2 Dollars&Sense Dollars&Sense Second Quarter Financial Highlights View our unaudited financial highlights from our second quarter. For additional details on our performance, visit the Investor Relations section at cnbankpa.com/bancnotes. Page 3 Community&Commitment Community&Commitment Giving Back, Giving Together C&N teammates raised over $85,000 to ensure local children, regardless of financial status, had access to basic necessities such as food, clothing, and shelter. Page 3 IN THIS ISSUE (Continued on page 4) | 1

Inspire Innovate Trust Protect With inflation over 8.5% and the cost of everything going up, everyone is feeling the pinch. Ease concerns about how your finances and retirement will hold up during an economic storm. C&N has partnered with Banzai ® to bring you an interactive coaching session that will help you prepare for the possibility of losing your income, rapidly rising prices, and how an uncertain market can impact your retirement fund. To start, scan the QR code or visit https:// qrco.de/economicstorm *. To start the coaching session, select “Start Here.” A feed will appear; follow along and answer questions as you’re prompted. The session will take around 5 minutes to complete. *web address is case-sensitive. 2 | *Receive $300 Bonus when you open a consumer checking account with a minimum opening deposit of $1,000 and receive an additional $100 Bonus when you open the account online. Use promo code 400BONUS. Offer valid through September 30, 2022 for consumer checking account products only (C&N Everyday Checking, C&N Relationship Checking and C&N Merit Checking) and limited to one per primary account owner age 18 or older. C&N Merit Checking is a variable rate tiered interest-bearing account with an Annual Percentage Yield (APY) of 0.35% for qualifying accounts with collected balances of $.01 to $30,000, .10% APY for qualifying accounts with collected balances over $30,000 and .05% APY for non-qualifying accounts (refer to the Truth In Savings Disclosure for qualifying criteria). APYs accurate as of July 1, 2022. Fees may reduce earnings. Direct deposits totaling $5,000 over consecutive 3-month period required to receive Bonus. Account must remain open for six months from opening date. Payout will occur within 45 days of six-month anniversary of account opening. Payouts valid through May 31, 2023. Offer may be withdrawn at any time. In November 2021, C&N partnered with Carefull to make it easier for financial caregivers to manage an older parent or loved one’s finances by providing free account, credit, and identity monitoring. Carefull watches their money 24/7 for strange transactions, provides identity theft and credit protection, helps you to coordinate with family, and even tells caregivers what to watch out for. Now, Carefull has expanded its security capabilities to further protect finances from scams, fraud, and money mistakes. If you have not yet signed up for this service, sign-up for free – and be one of the first to access these brand new features: VAULT : Your digital safety deposit box – the most secure space to store private passwords, sensitive documents, and emergency contacts all in one location. ● Create strong passwords and safely store them ○ Our bad habits — reusing or keeping passwords in a notepad — makes our accounts vulnerable. Keep track of your online accounts and create stronger, unique passwords with Carefull’s password generator. Then keep them safe with our military- grade encryption. ● Keep critical documents organized and accessible ○ Our most important documents — from tax returns and insurance policies to wills and trusts — need digital security to match. With Vault, you can upload digital copies of important legal and financial documents quickly and easily. ● Make your emergency contact list emergency-ready ○ Take contact information for legal, financial, and medical professionals out of the kitchen drawer and put it at your fingertips. (Continued on page 4) C&N & Carefull: Easily Access & Protect Your Information Online Weathering an Economic Storm 400 Big Ones US Get a $400* bonus. Open a new C&N checking account online and make an initial deposit of $1,000. Then, use ClickSwitch to easily move your automatic deposits (like your paycheck) to C&N and have $5,000 direct-deposited into your account over the next three months – and it’s all yours.

Q2 HIGHLIGHTS (In Thousands, Except Per Share Data) Q-2 2022 q-2 2021 $ Increase (Decrease) % Increase (Decrease) Total Assets $2,410,718 $2,339,063 $71,655 3.06% Net Income $7,489 $7,060 $429 6.08% Net Income - Diluted Per Share $0.48 $0.44 $0.04 9.09% Dividends Per Share $0.28 $0.28 $0.00 0.00% 6 MONTHS ENDED (In Thousands, Except Per Share Data) June 30, 2022 June 30, 2021 $ Increase (Decrease) % Increase (Decrease) Net Income $14,384 $15,847 $(1,463) (9.23%) Net Income - Diluted Per Share $0.92 $0.99 $(0.07) 7.07% Dividends Per Share $0.56 $0.55 $0.01 1.82% TABLE INFORMATION Q-2 2022 q-1 2022 Q-4 2021 Q-3 2021 Q-2 2021 Total Assets $2,410,718 $2,330,371 $2,327,648 $2,354,896 $2,339,063 Dollars Sense Community Commitment C&N’s Giving Back, Giving Together program raised over $85,000 to ensure children in our area have access to food, clothing, and shelter. In addition to the monetary donations, C&N teammates collected 4,646 necessity items and volunteered 32.5 hours at our local children & youth organizations. Underprivileged children are another demographic that was greatly impacted by the COVID-19 pandemic. The closing of schools combined with the high cost of childcare forced many parents to give up their jobs and income to care for their kids. This also increased food insecurity by reducing children’s access to free or reduced lunches at school. A survey by the CBPP shows that around 7 to 11 million children lived in households where kids didn’t get enough food because their families couldn’t afford it. In June 2021, C&N teams partnered with 23 local children & youth programs to collect monetary donations through a variety of online platforms and host different fundraisers bringing in over $85,000. In addition to these efforts, the annual C&N Charity Classic golf tournament brought in a record $25,000 and connected with local business partners to join the cause. 15 responded, bringing in an additional $4,500. Learn more about our Giving Back, Giving Together program, our newest cause, and how you can help at cnbankpa.com/GBGT. Below are unaudited financial highlights. Additional details on our Second Quarter financial results can be found on the Investor Relations section by scanning the QR code or visiting cnbankpa.com/bancnotes .. | 3 Q-2 2022 Q-1 2022 Q-4 2021 Q-3 2021 Q-2 2021 $2,420,000 $2,390,000 $2,360,000 $2,330,000 $2,300,000 $2,270,000 $0 TOTAL ASSETS (In Thousands) Citizens & Northern Corporation (CZNC) Date Open High Low Close Volume 6.30.22 23.78 24.20 23.72 24.17 13,300 C&N Teammates Donate over $85,000 to Support Local Underprivileged Children Our Paoli Team volunteered with Ann’s Heart preparing over 100 free meals for the community. Two Wellsboro area teammates purchasing “back to school” clothes for area children. Two of our East Smilthfield team members volunteering for the Smithfield Township Fire Depratment.

c/o American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 Inspire Innovate C&N & Carefull: Easily Access & Protect Your Information Online (continued from page 2) Recent decisions to close two branches will require attention during the second half of the year. These difficult decisions are made only after a thoughtful approach and consideration of detailed activity and financial analysis. In-branch transactions and banking activity have declined over the years due to adoption of digital channels and changes in local economies. We have plans in place to retain customer relationships and C&N teammates and will continue to provide quality C&N service to our clients. Our focus during the third quarter remains on advancing on the initiatives discussed above, while continuing to expand relationships and grow the balance sheet. We are in a unique economic and regulatory climate that requires continued diligence in asking ourselves and each other, “How might we?” How might we create unprecedented value for our customers and communities during times of uncertainty? How might we ease their minds by providing resources, tools and expertise to confidently navigate their financial lives safely and securely? Some of those answers are presented here in this issue of banCNotes in the form of Banzai and Carefull. Other answers will reveal themselves over time and we look forward to the value they’ll create for our customers, communities, teammates and shareholders in the future. J. Bradley Scovill President and CEO President CEO Quarterly Shareholder Letter (continued from cover page) | 4 In addition, Carefull’s smart-suggestion tools can recommend and define age- specific documents connected to your finances such as a will, power of attorney, trust, and insurance! TRUSTED CONTACTS : The easiest and most secure way to name family members, financial advisors, or others you trust. Choose whether to let them help resolve issues in case of a scam, fraud, or medical emergency. Significant financial and personal records often live in unsafe or inaccessible places. Stay organized and in control by securely gathering important items. Share only what you want, when you need to.